EXHIBIT 10.56


                                EXHIBIT XIV

                          [FORM OF SHIP MORTGAGE]

                       FIRST PREFERRED SHIP MORTGAGE

     This First Preferred Ship Mortgage (this "Ship Mortgage"), dated August 25, 1995, made by ______________________, a ____________ corporation ("Mortgagor")
to First Interstate Bank of Nevada, N.A., a national banking association, in its capacity as trustee (in such capacity, "Trustee") under the Trust Agreement hereinafter defined.


                           W I T N E S S E T H:


                           TERMS AND CONDITIONS

DEFINITIONS: The following words shall have the following meanings when used in this Ship Mortgage. All references to dollar amounts shall mean amounts in lawful money of the United States of America. In this Ship Mortgage, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

     "Additional Advances" means any and all sums that Mortgagee may advance on Mortgagor's behalf as provided under this Ship Mortgage, and for which Mortgagor is responsible to repay.

     "Administrative Agent" means the administrative agent under the Credit Agreement and its succesors and assigns.

     "Closing Date" means August 30, 1995.

     "Collateral" means the Vessel and Mortgagor's Rights.

     "Credit Agreement" means that certain Credit Agreement dated as of August 25, 1995 by and among Players International, Inc., a Nevada corporation, First Interstate Bank of Nevada, N.A. ("FIB"), as Administrative Agent, the Lenders listed on the signature pages thereto, FIB and Bankers Trust Company, as Managing Agents, and FIB and BT Securities Corporation, as Co-Arrangers, as the same may be modified or amended from time to time and in effect.

     "Encumbrances" means individually, collectively, and interchangeably any and all presently existing and/or future mortgages, liens, privileges, and other contractual and/or

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     statutory security interests and rights, of every nature and kind, whether in admiralty, at law, or in equity, that now and/or in the future may affect the Collateral or any part or parts thereof.

     "Event of Default" means individually, collectively, and interchangeably any of the Events of Default set forth below in the section titled "Events of Default".

     "Event of Loss" means, with respect to any property or asset, (i) any loss, destruction or damage of such property or asset or (ii) any condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property or asset, or confiscation or requisition of the use of such property or asset.

     "Guarantied Obligations" means the obligations, liabilities and indebtedness of Mortgagor now or hereafter arising under or pursuant to the Guaranty.

     "Guaranty" means the Guaranty dated the Closing Date executed by Mortgagor in favor of Mortgagee, as the same may be modified or amended from time to time and in effect.

     "Indebtedness" means the obligations, liabilities and indebtedness of Players International now or hereafter arising under or pursuant to the Credit Agreement, the Notes or any of the Related Documents.

     "Lenders" means the lenders under the Credit Agreement and their respective successors and assigns, and any subsequent holder or holders of the Notes, or any interest therein.

     "Mortgagee" means First Interstate Bank of Nevada, N.A. in its capacity as Trustee under the Trust Agreement.

     "Mortgagor" means individually, collectively, and interchangeably _______________________ and its successors, administrators, and assigns.

     "Notes" means the promissory notes issued by Players International to Lenders pursuant to the Credit Agreement, and any and all renewals, extensions, and refinancings thereof.

     "Obligations" means all liabilities, obligations and indebtedness of Mortgagor to Mortgagee or any of Lenders now or hereafter arising under or pursuant to the Guaranty or any of the Related Documents, together with all obligations, liabilities and indebtedness of Mortgagor to Mortgagee or any of Lenders for which Mortgagor is responsible under this Ship Mortgage, including but not limited to the repayment of any Additional Advances.

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     "Players International" means Players International, Inc. a Nevada corporation.

     "Related Documents" means and includes individually, collectively, interchangeably, and without limitation all promissory notes, credit agreements, loan agreements, guaranties, security agreements, mortgage, deeds of trust, and all other instruments, agreements, and documents, whether now or hereafter existing, and executed in connection with the Credit Agreement, the Notes or the Guaranty.

     "Rights" means individually, collectively, and interchangeably any and all of the property, rights or interests in which Mortgagee is granted a security interest as provided under this Ship Mortgage.

     "Ship Mortgage" means this First Preferred Ship Mortgage, as the same may be amended or modified from time to time and in effect.

     "Ship Mortgage Laws" means the Ship Mortgage Laws as codified in Chapter 313 of Title 46 of the United States Code, and as amended from time to time and in effect.

     "Trust Agreement" means that certain Trust Agreement, dated as of August 25, 1995, by and among Trustee and Administrative Agent for itself and on behalf of Lenders, as the same may be modified or amended from time to time and in effect.

     "Vessel" means the whole of the vessel named below and described as follows:


                   Vessel Name              Official
                                             Number



     together with any and all present and future engines, boilers, machinery, components, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, capstans, outfit, tools, pumps, gear, furnishings, appliances, fittings, spare and replacement parts, equipment and any and all other appurtenances thereto, appertaining or belonging to the Vessel, whether now or hereafter acquired, and whether on board or not on board, together with any and all present and future additions, improvements, and replacements therefor, made in or to the Vessel, or any part or parts thereof; and all accounts, earned hire, charter payments, freight, earnings, revenues, income and profit therefrom and additionally, all log books, manuals, trip records, maintenance records, inspection reports, seaworthiness certificates, and other historical records or information relating to the

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     Vessel, all of which shall be deemed to be included in any reference herein to the term "Vessel"; provided, however, nothing herein contained shall be deemed or construed to subject to the preferred lien of this Ship Mortgage any property other than a "vessel" as defined in the Ship Mortgage Laws.

GRANTING OF MORTGAGE. And now, in order to secure the prompt and punctual payment and performance of all Obligations, Mortgagor does by these presents specifically mortgage, affect, and hypothecate unto and in favor of Mortgagee on behalf of Lenders, the whole of the Vessel.

MORTGAGE SECURING FUTURE INDEBTEDNESS. This Ship Mortgage has been executed by Mortgagor for the purpose of securing the Obligations that may now be existing and that may arise in the future as provided herein, with the preferences and priorities provided under applicable law.

DURATION OF MORTGAGE. The Ship Mortgage shall remain in full force and effect until such time as all Obligations shall have been fully paid and performed and the Guaranty terminated.

REPRESENTATIONS, WARRANTIES, AND OBLIGATIONS CONCERNING THE VESSEL. Mortgagor represents, warrants, and covenants to Mortgagee as follows with respect to the Vessel:

     Port of Documentation. The port of documentation of the Vessel is and shall at all times be _____________, State of __________. As long as this Ship Mortgage remains in effect, Mortgagor will not change the port of documentation of the Vessel without the prior written consent of Mortgagee.

     Location of Vessel. When not in use elsewhere, the Vessel shall be berthed at: ________________, ______________.

     Notice of Mortgage. Mortgagor shall exhibit and/or cause a certified copy of this Ship Mortgage and any and all amendments or supplements hereto or assignments hereof, to be exhibited, on demand, to any person having business with the Vessel or with Mortgagor or with any of Mortgagor's representatives. Mortgagor shall further cause the following notice, printed in plain type of such size that each paragraph of reading matter shall cover a space not less than six (6) inches wide by nine (9) inches high, and framed under glass, to be placed and kept prominently displayed on the Vessel:

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                           "NOTICE OF MORTGAGE"

          This Vessel is owned by ________________________, and is covered by a First Preferred Ship Mortgage in favor of First Interstate Bank of Nevada, N.A., as Trustee. Under the terms of said Ship Mortgage, no owner, operator, charterer, cargo owner, subcharterer of this Vessel, or any person, has the right, power or authority to create, incur, or permit to exist on this Vessel any lien whatsoever other than liens for crews' wages or salvage. A copy of the First Preferred Ship Mortgage is carried on this vessel and must be exhibited on demand to any person having business with this vessel.

     Mortgagor agrees that such notice shall be changed whenever necessary to reflect the identity of any successor to Mortgagor or Mortgagee.

     Use of Vessel. Mortgagor shall use, and/or shall cause others to use, the Vessel at all times in accordance with the laws, treaties, conventions, rules, regulations, and ordinances of the United States of America, the several states and municipalities thereof, and any other sovereign jurisdiction in which the Vessel may be located. The Vessel shall further be used only for any purpose and in the manner set forth in the application of insurance executed in connection herewith, as from time to time in effect, and furthermore, may not be used for any illegal purpose. Mortgagor shall not, without the prior written consent of Mortgagee, do any act, or voluntarily suffer or permit any act to be done, whereby any insurance required under this Ship Mortgage shall or may be cancelled, suspended, impaired or defeated, or suffer or permit the Vessel to engage in any voyage or to carry any cargo not permitted under the policies of insurance then in effect without procuring insurance satisfactory to Mortgagee covering the Vessel in all respects for such voyage.

     Alterations. Mortgagor shall not, without the prior written consent of Mortgagee, make or permit others to make, any alterations to the Vessel or any part or component of the Vessel, that may reduce or impair the Vessel's value or utility; provided that Mortgagor and Mortgagee hereby acknowledge that the intended use of the Vessel by Mortgagor is as the base for a riverboat casino facility to be located near _________________,
     _______________.

     Abandonment of Vessel. Mortgagor shall not, nor shall Mortgagor permit others to, abandon, commit waste, or destroy the Vessel, or any part or component of the Vessel.

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     Repair and Maintenance. Mortgagor shall, at its own expense, keep and maintain and/or cause others to keep and maintain, the Vessel in good order, repair and seaworthy condition to Mortgagee's satisfaction and to the satisfaction of the Vessel's salvage association, classification society, and/or the United States Coast Guard, as applicable. Mortgagor shall further make and/or cause all necessary repairs to be made to the Vessel, including the repair and restoration of any portion of the Vessel, or its parts or components, that may have been lost, damaged, or impaired.

     Inspections; Audits. Mortgagor shall give Mortgagee notice of each proposed survey of the Vessel twenty (20) days in advance if practicable, but otherwise as long in advance as may be practicable under the circumstances and shall permit representatives of Mortgagee to be present during such survey. Notwithstanding the previous sentence, Mortgagee and its agents may periodically inspect or survey the Vessel to ascertain its condition and to satisfy Mortgagee that the Vessel is being properly repaired and maintained. Mortgagee and its agents may further periodically enter upon Mortgagor's premises at reasonable hours and conduct audits of Mortgagor's books and records that in any way pertain to the Vessel, any part or parts thereof, or Mortgagor's Rights. Mortgagee shall have the further right to periodically inspect the log of the Vessel.

     Prohibitions Regarding the Vessel. So long as this Ship Mortgage remains in effect, Mortgagor shall not, without Mortgagee's prior written consent, (a) sell, assign, transfer, convey, option, mortgage, lease, or charter the Vessel; (b) permit any Encumbrances to be placed on or attached to the Vessel; (c) change the port of documentation of the Vessel; or (d) change the registration or flag of the Vessel.

     Preferred Ship Mortgage. Mortgagor shall comply with and satisfy all of the provisions of applicable law and regulations of the United States of America, as the same may at any time be amended, including without limitation all laws and regulations relating to citizenship of Mortgagor, in order to establish and maintain this Ship Mortgage as a first priority "preferred mortgage" upon the Vessel for the full amount secured hereby. Mortgagor shall also execute and record from time to time, at its expense and at reasonable advance intervals, such additional instruments as may be necessary or appropriate within Mortgagee's sole discretion, so that this Ship Mortgage may be established and preserved as a valid preferred lien on the Vessel until this Ship Mortgage shall be cancelled in the manner provided herein.

VESSEL OWNERSHIP AND TITLE. Mortgagor represents, warrants, and covenants to Mortgagee, on behalf of Lenders, as follows:

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     General Representations and Warranties. Except as previously disclosed to and accepted by Mortgagee, on behalf of Lenders in writing: (a) Mortgagor is and will continue at all times to be the sole lawful owner of the Vessel; (b) Mortgagor has the right to mortgage the Vessel to Mortgagee;
     (c) as of the time this Ship Mortgage is recorded, there are no prior Encumbrances affecting the Vessel, or any part or parts thereof; (d) the security interests granted under this Ship Mortgage shall at no time become subordinate or junior to any security interest, lien, or claim of any person, firm, corporation or other entity (other than possibly for crew's wages or salvage); (e) this Ship Mortgage is binding upon Mortgagor as well as Mortgagor's successors, representatives, and assigns, and is legally enforceable in accordance with its terms; (f) the Vessel is and will continue to be properly registered under the laws of the United States of America; and (g) so long as part of any Obligations remain unpaid or unperformed and the Guaranty remains in effect, there shall be no change in the ownership of the Vessel or any of the shares of Mortgagor without the prior written consent of Mortgagee. The foregoing representations and warranties, and all other representations and warranties contained in this Ship Mortgage, shall be continuing in nature and shall remain in full force and effect until such time as the Ship Mortgage is cancelled in the manner provided herein.

     Prior Encumbrances. To the extent applicable, Mortgagor shall fully and timely perform any and all of Mortgagor's obligations under any Encumbrances affecting the Collateral. Without limiting the foregoing, Mortgagor shall not commit, or permit to exist, any breach of or default under any Encumbrances. Mortgagor shall further promptly notify Mortgagee in writing upon the occurrence of any event or circumstances that would, or that might, result in a breach of or default under any Encumbrance. Mortgagor shall further not modify or extend any of the terms of any Encumbrance or any indebtedness secured thereby, or request or obtain any additional loans or other extensions of credit from any third party creditor or creditors whenever such additional loan advances or other extensions of credit may be directly or indirectly secured, whether by cross-collateralization or otherwise, by the Collateral, or any part or parts thereof, with possible preference and priority over the lien and security interest created by this Ship Mortgage.

     Future Encumbrances. Neither Mortgagor, nor any charterer, master or operator of the Vessel, shall, without the prior written consent of Mortgagee, grant, or create any Encumbrance, or incur any obligation that may give rise to an Encumbrance (other than for crew's wages or salvage), that may affect the Collateral, or any part or parts thereof, nor shall Mortgagor, or any charterer, master or operator of the Vessel, permit or consent to any encumbrance attaching to or being filed against the Collateral, or any part or parts thereof, in favor of anyone other than Mortgagee. Mortgagor shall further promptly pay

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     when due, or cause to be paid when due, all statements and charges of the master, crew, seamen, mechanics, materialman, laborers and others incurred in connection with the alteration, improvement, operation, repair, maintenance and salvage of the Vessel, or any and all part or parts thereof, or otherwise furnish appropriate security or bond so that no Encumbrance may ever attach to or be filed against the Vessel, or any of Mortgagor's Rights.

     Notice of Encumbrances. Mortgagor shall immediately notify Mortgagee in writing upon the filing of any attachment, lien, judicial process, claim or other Encumbrance affecting the Collateral, or any part or parts thereof. Mortgagor additionally agrees to notify Mortgagee immediately in writing, upon the occurrence of any default, or event that, with the passage of time, failure to cure, or giving of notice, might result in a default, under any of Mortgagor's obligations that may be secured by any presently existing or future Encumbrance, or that may result in an Encumbrance affecting the Collateral, or any part or parts thereof, or should the Collateral be seized or attached or levied upon, or threatened by seizure or attachment or levy, by any person other than Mortgagee, on behalf of Lenders.

VESSEL INSURANCE REQUIREMENTS AND PROVISIONS. Mortgagor represents, warrants, and covenants to Mortgagee as follows with respect to insurance and the Vessel:

     Required Insurance. So long as this Ship Mortgage remains in effect, Mortgagor shall keep, at Mortgagor's sole cost, and/or cause others at their expense to keep the Vessel constantly insured as specified below, as well as to keep the Vessel insured against such additional risks as may be commercially reasonable or reasonably specified by Mortgagee from time to time:

     Hull and Machinery Coverage. Mortgagor shall secure an insurance policy that will provide "All Risk" (including SR&CC) property coverage covering the Vessel for physical damage at a value that represents 100% of the Vessel's replacement cost. The policy will include Agreed Amount (waiving co-insurance) replacement cost valuation, and Liner negligence clause endorsements. The policy may not have a deductible in excess of 1% of the replacement cost.

     Casino Boat Business Interruption. Mortgagor shall purchase Business Interruption coverage under a "comprehensive facility" form indemnifying Mortgagor for loss of net profits and continuing expenses (including debt service) for loss arising from casualty to the Vessel. The limit purchased must represent no less than twenty-five million dollars ($25,000,000) in the aggregate. The policy may not have a deductible in excess of thirty
     (30) days.

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     Protection and Indemnity. Mortgagor shall secure a Protection and Indemnity policy that is written with a one million dollars ($1,000,000) combined single limit for bodily injury and property damage, including all standard policy form extensions. The policy will include a comprehensive Pollution Liability endorsement covering any loss or damage resulting from any discharge, emission, spillage or leakage on or into any water, including governmental mandated clean up. The policy shall be written on an "occurrence form". This policy shall be endorsed to include Mortgagee and Lenders as additional insureds.

     Umbrella/Bumbershoot Liability. Mortgagor shall secure an Umbrella/Bumbershoot Liability policy with a limit of not less than one hundred million dollars ($100,000,000) providing excess coverage over all limits and coverages indicated in the preceding paragraph. The limits can be obtained by a combination of Primary and Excess Umbrella/Bumbershoot Liability policies, provided that all layers follow form with the Protection and Indemnity policy, and are written on an "occurrence" form. This policy shall be endorsed to include Mortgagee and Lenders as additional insureds.

     Insurance Companies. Mortgagor may purchase such insurance through one or more marine insurance brokers of its choice, with such insurance being placed and kept with such American, British, or other insurance companies, underwriters' associations, clubs, or underwriting funds reasonably acceptable to Mortgagee. All such insurance policies, including renewals and replacements, must also be in form, amount, and substance acceptable to Mortgagee and must additionally contain a noncontributory Mortgagee's loss payable clause in favor of Mortgagee, providing in part that: (a) all proceeds and returned premiums under such policies of Insurance will be paid directly to Mortgagee, on behalf of Lenders; (b) no act or omission on the part of Mortgagor or any of its officers, agents, employees or representatives, or the master or crew of the Vessel, or any charterer or subcharterer thereof, or breach of any warranties contained in such policies, shall affect the obligations of the Insurer to pay the full amount of any loss to Mortgagee; (c) such policies may not be cancelled or altered without thirty (30) days' prior written notice to Mortgagee of such intended cancellation or alteration, (d) there shall be no recourse against Mortgagee for the payment of premiums or commissions; and (e) if such policies provide for the payment of club calls, assessments or advances, there shall be no recourse against Mortgagee for the payment thereof.

     Insurance Policies. Mortgagor agrees to provide Mortgagee with originals or certified copies of such policies of insurance. Mortgagor further agrees to promptly furnish Mortgagee with copies of all renewal notices and, if requested by Mortgagee, with copies of receipts for paid premiums. Mortgagor shall provide Mortgagee with originals or

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     certified copies of all renewals or replacement policies of insurance no later than ten (10) days before any such existing policy or policies should expire.

     Casualties and Accidents. Mortgagor agrees to immediately notify Mortgagee in writing of any material casualty to or accident involving the Vessel, whether or not such casualty or loss is covered by insurance. Mortgagor further agrees promptly to notify Mortgagor's insurers and to submit an appropriate claim and proof of claim to such insurers in the event that the Vessel, or any part or parts thereof, is lost, damaged, or impaired as a result of an insured hazard. Mortgagee may submit such a claim and proof of claim to the insurer on Mortgagor's behalf, should Mortgagor fail to do so promptly for any reason. Mortgagor hereby irrevocably appoints Mortgagee as its agent and attorney-in-fact, such agency being coupled with an interest, to make, settle, and adjust any and all claims under such policy or policies of insurance and to endorse the name of Mortgagor on any check or other item of payment for the proceeds thereof; it being understood, however, that unless one or more Events of Default exist under this Ship Mortgage, Mortgagee will not settle or adjust any such claims without the prior approval of Mortgagor (which approval shall not be unreasonably withheld).

     Insurance Certificates or Opinions. Mortgagor will further furnish to Mortgagee, and Mortgagee may rely upon, a certificate or opinion of a firm or marine insurance brokers acting for Mortgagor with respect to the Vessel, as of the date of this Ship Mortgage, stating in effect, that such insurance complies in all respects to the applicable requirements of this Ship Mortgage. Annually hereafter, Mortgagor shall further furnish to Mortgagee a detailed certificate or opinion signed by a qualified firm of marine insurance brokers as provided above, as to the insurance maintained by Mortgagor pursuant to this Ship Mortgage, specifying the respective policies of insurance covering the same, and stating, in effect, that such insurance complies in all respects with the applicable requirements of this Ship Mortgage.

     Insurance Proceeds. To the extent permitted by applicable law, Mortgagor agrees to distribute to Players International (by way of dividend, loan or otherwise) any cash proceeds received by it as a result of the occurrence of an Event of Loss to which subsection 2.4A(ii)(b) of the Credit Agreement requires that Players International prepay such proceeds to reduce the then outstanding Obligations. Mortgagee, on behalf of Lenders, shall have the right to receive directly any such proceeds. In the event that Mortgagor should receive any such insurance proceeds, Mortgagor agrees immediately to turn over such proceeds and to pay the same directly to Mortgagee, on behalf of Lenders. Notwithstanding the foregoing, if an Event of Default exists under this Ship Mortgage or the Credit Agreement, Mortgagor agrees to distribute all proceeds from any Event of Loss to Players International for immediate distribution to Mortgagee.


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     Mortgagee may apply such proceeds at Mortgagee's sole option and discretion, in such a manner as Mortgagee may determine (after payment of all reasonable costs, expenses and attorneys' fees paid or incurred by Mortgagee in this connection), for the purpose of (a) repairing or replacing any lost, damaged or impaired portions, parts or components of the Vessel, as well as payment of any liabilities, salvage or other charges and expenses (including labor charge due or paid by Mortgagor), that may be covered by such policies of insurance; or (b) reducing the then outstanding balance of the Obligations, with such payments to be applied in the manner provided in this Ship Mortgage. Mortgagee's receipt of such insurance proceeds and application of such proceeds as provided herein shall not, however, affect the lien under this Ship Mortgage.

     Nothing under this Section shall be deemed to excuse Mortgagor from Mortgagor's obligations promptly to repair, replace, or restore any lost, damaged, or destroyed portion, part or component of the Vessel, whether or not the same may be covered by insurance, and whether or not such proceeds of insurance are available, and whether such proceeds are sufficient in amount to complete such repair, replacement, or restoration to the satisfaction of Mortgagee. Furthermore, unless otherwise confirmed by Mortgagee in writing, the application or release of any insurance proceeds by Mortgagee shall not be deemed to cure or waive any Event of Default under this Ship Mortgage. In the event of an accident or event resulting in a constructive total loss of the Vessel, Mortgagee shall have the right to assert a claim on behalf of Mortgagor, and if (a) such claim is accepted by all underwriters under the policies then in force, and (b) payment in full thereof is made in cash, then Mortgagee shall have the right to abandon the Vessel to the underwriters, free from the lien of this Ship Mortgage. Mortgagee shall also have the right, in its sole discretion, to enter into any agreement or compromise with regard to the total loss or the constructive total loss of the Vessel.

TAX REQUIREMENTS AND PROVISIONS. Mortgagor represents, warrants, and covenants to Mortgagee as follows with respect to taxes relating to the Vessel and this Ship Mortgage:

     Taxes. Mortgagor shall promptly pay, or cause to be paid when due, all taxes, local and special assessments, and governmental and other charges, fines, and penalties, of every nature and description, that may from time to time be imposed, assessed, and levied against the Vessel or against Mortgagor. Mortgagor further agrees to furnish Mortgagee with evidence that such taxes, assessments, and governmental and other charges, fines, and penalties have been paid in full and in a timely manner.

     Tax Law Changes. In the event that there should be any change in applicable law with regard to taxation of ship mortgages or the debts they secure, Mortgagor agrees to pay

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     any taxes, assessments, or charges that may be imposed upon Mortgagee as a result of this Ship Mortgage.

ADDITIONAL ADVANCES FOR SPECIFIC PURPOSES. Mortgagee shall have the right, within Mortgagee's sole option and discretion, to make Additional Advances on Mortgagor's behalf for any of the following purposes:

     Insurance. If Mortgagor should for any reason fail to maintain insurance on the Vessel as required under this Ship Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of purchasing and maintaining, and Mortgagee may purchase and maintain, such insurance coverage (including insurance protecting only Mortgagee's interest in the Vessel).

     Taxes. If Mortgagor should for any reason fail to pay promptly when due taxes, assessments, and governmental charges as required under this Ship Mortgage, Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of paying such taxes, assessments, and governmental and other charges.

     Repairs. If Mortgagor should for an reason fail to make all necessary repairs to the Vessel and to keep the Vessel in good working order and seaworthy condition as required under this Ship Mortgage, Mortgagor agrees that Mortgagee may make Additional Advances on Mortgagor's behalf for the purpose of making, and Mortgagee may make, such repairs and maintenance to the Vessel as Mortgagee may deem to be necessary and proper within its sole discretion. Mortgagee and its agents may board the Vessel at any time, and from time to time, for the purpose of accomplishing such repairs and maintenance.

     Encumbrances. If Mortgagor should permit or allow any Encumbrance to attach to or be recorded or filed against the Collateral, without having first obtained Mortgagee's prior written consent, or if Mortgagor should for any reason default under any obligation secured by any presently existing or future Encumbrance, Mortgagee may make Additional Advances on Mortgagor's behalf and take such other action or actions, as Mortgagee may deem to be necessary and proper within its sole discretion, to pay and fully satisfy such obligation and/or Encumbrance, to cure or rectify any such default or defaults and to prevent future defaults on Mortgagor's part.

     Arrest and Seizure of Vessel. Should the Vessel be arrested or detained by a marshal or other officer of any court of law, equity, or admiralty jurisdiction or by any government or other authority, and the Vessel not be released within fifteen (15) days from the date of arrest or detention, Mortgagee is hereby authorized and empowered to apply for and receive and take possession of the Vessel in the name of Mortgagor. Mortgagee is further authorized and empowered to appear in any court where a suit is pending against the Vessel and to take such action as Mortgagee may deem, within its sole discretion, to be necessary and/or proper to defend any such suit and/or to obtain the release or discharge of any lien against the Vessel. All funds and expenses expended or incurred by Mortgagee for such purposes shall be considered an Additional Advance as provided under this Ship Mortgage.

     Other Purposes. Mortgagee may further make Additional Advances on Mortgagor's behalf and take such other action or actions as Mortgagee may deem to be necessary and proper within Mortgagee's sole discretion, to cure and rectify any actions or inactions on Mortgagor's part, as are required under this Ship Mortgage, that are not listed immediately above.

     No Obligations. Nothing under this Ship Mortgage shall obligate Mortgagee to make any such Additional Advances or to take any of the above actions on Mortgagor's behalf, or make Mortgagee in any way responsible or liable for any loss, damage, or injury to Mortgagor, or to any other person or persons, resulting from Mortgagee's election not to advance such additional sums or to take such action or actions. In addition, Mortgagee's election to make Additional Advances and/or to take the above actions on Mortgagor's behalf shall not constitute a waiver or forbearance by Mortgagee of any Event of Default under this Ship Mortgage.

OBLIGATION TO REPAY ADDITIONAL ADVANCES; INTEREST. Mortgagor unconditionally agrees to repay any and all Additional Advances that Mortgagee may elect to make on Mortgagor's behalf, together with interest as provided herein, immediately upon demand by Mortgagee. Mortgagor agrees to pay Mortgagee interest on Additional Advances at the rate specified in subsection 2.2E of the Credit Agreement from the date of each such Additional Advance until all such Additional Advances are repaid in full. Mortgagor's obligations to repay Additional Advances to Mortgagee, together with interest thereon, shall be secured by this Ship Mortgage.

ADDITIONAL SECURITY IN RIGHTS. Mortgagor further grants a continuing security interest in the following property, rights and interests (collectively, "Rights") in favor of Mortgagee as additional collateral security for the prompt and punctual payment and performance of the Obligations:

     Proceeds. Any and all proceeds of or with regard to the Vessel and Mortgagor's Rights, including without limitation all proceeds derived or to be derived from the sale, transfer, conveyance, exchange, insurance loss, damage, destruction, condemnation, expropriation, or other taking of the Vessel and any unearned insurance premiums relating thereto, as well as any salvage awards and/or recoveries in general average, and all other sums due or to become due with respect to the Vessel, and further including the rights of Mortgagor to receive such proceeds directly from the obligor or obligors therefor, and to further enforce any rights that Mortgagor may have to collect such proceeds, including without limitation Mortgagor's rights to commence an appropriate collection or enforcement action or actions incident thereto.

     Equipment. Any and all of Mortgagor's present and future machinery, equipment (including gaming equipment), furniture, furnishings and fixtures, of every type and description, now or hereafter located on the Vessel or used in connection therewith, together with all accessories, attachments, accessions, substitutions, replacements and additions thereto, and all proceeds derived or to be derived therefrom, including without limitation, any equipment purchased with proceeds, and all insurance proceeds and refunds of insurance proceeds, if any, and any sums that may be due from third parties who may cause damage of any of the foregoing, or from any insurer, whether due to judgment, settlement or other process, and any and all present and future accounts, chattel paper, instruments, notes and monies that may be derived from the sale, lease or other disposition of any of the foregoing and any rights of Mortgagor to collect or enforce payment thereof, and all present and future general intangibles of Mortgagor in any way related or pertaining to the ownership, operation or use of the foregoing.

     Leases, Charters, Rents, and Profits. Any and all present and future leases or charters affecting the Vessel, including without limitation any and all rents, income, profits, bonuses, revenues, royalties, cash or security deposit, advance rentals, and other payments, and further including Mortgagor's rights to enforce such leases or charters and to receive and endorse any rights that Mortgagor might have to collect such payments.

     Earnings and Other Revenues. Any and all present and future freight, hire, earnings, issues, revenues, accounts, assets, payments, income, and profits derived or to be derived from the use or operation of the Vessel, or any part or parts thereof, including the rights of Mortgagor to receive such payment directly from the obligor or obligors thereof, and to further enforce any rights that Mortgagor collect such payments, including, but not limited to, Mortgagor's rights to commence an appropriate collection or enforcement action or actions incident thereto.

     Deposits. Any and all present and future deposits or other security or advance payments, including rental payments made by or on behalf of Mortgagor to others, with respect to (a) moorage or dockage of the Vessel,
     (b) cleaning, maintenance, repair or similar services regarding the Vessel, and (c) rentals of equipment, if any, used in the operation by or on behalf of Mortgagor regarding the Vessel.

     Option. Any and all present and future options to sell, lease, or charter the Vessel or any interest in the Vessel.

     Other Rights. Any and all of Mortgagor's present and future contract rights, general intangibles, instruments, and documents necessary for use or useful in connection with the ownership and operation of the Vessel, whether now existing or hereafter created or otherwise acquired by Mortgagor, and all liens, security interests, guaranties, remedies, privileges, and other rights pertaining thereto, and all rights and remedies of any kind forming the subject matter thereof, as well as all records and data relating to any of the foregoing or to the Vessel, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Mortgagor's right, title, and interest in and to all programming and software required to utilize, create, maintain, and process any such records or data on electronic media.

REPRESENTATIONS AND WARRANTIES CONCERNING RIGHTS. Mortgagor represents, warrants, and covenants to Mortgagee as follows with respect to the aforesaid
Rights:

     Specific Representations and Warranties. (a) Mortgagor is (or with respect to future Rights, will be at the time of acquisition of the future Right(s)) the sole lawful owner of all the aforesaid Rights; (b) Mortgagor has the right to grant a security interest in such Rights in favor of Mortgagee, on behalf of Lenders; (c) Mortgagor has not made any previous assignments or pledges or otherwise encumbered any of Mortgagor's Rights;
     (d) to the extent applicable, all of Mortgagor's Rights that consist of or give rise to obligations of third parties, represent and/or will at all times continue to represent bona fide obligations of the obligor thereunder, free of any offset, compensation, deduction, or counterclaim; and (e) the security interest granted hereunder as affecting Mortgagor's Rights is binding upon Mortgagor, as well as Mortgagor's successors, representatives, and assigns, and is legally enforceable in accordance with the terms and conditions of this Ship Mortgage.

     Additional Obligations of Mortgagor with Regard to the Rights. Mortgagor additionally agrees (a) so long as this Ship Mortgage remains in effect, Mortgagor will not, without the prior written consent of Mortgagee, sell, transfer, assign, pledge, or grant, or create or permit to exist any lien or security interest in or against any of Mortgagor's Rights, in favor of any person other than Mortgagee; (b) Mortgagor shall not, without the prior written consent of Mortgagee, compromise, settle, adjust, or extend payment under or with regard to any of Mortgagor's Rights; and (c) Mortgagor will keep proper books and records with regard to Mortgagor's business activities and Rights, in accordance with generally accepted accounting principles, applied on a consistent basis throughout, which books and records shall at all reasonable times be open to inspection and copying by Mortgagee or its designated agents. Mortgagee also shall have the right to inspect Mortgagor's books and records and to discuss Mortgagor's affairs and finances with Mortgagor's officers and representatives, at such reasonable times as Mortgagee may designate.

     Notice to Obligors. Upon request by Mortgagee, Mortgagor immediately will notify individual obligors under Mortgagor's Rights, advising such obligors of the fact that their respective agreements and/or obligations have been assigned and pledged to Mortgagee. In the event that Mortgagor should fail to provide such notices for any reason upon request by Mortgagee, Mortgagor agrees that Mortgagee may forward appropriate notices to such obligors, either in Mortgagee's name or the name of Mortgagor. Mortgagee or its agents also may periodically contact individual obligors to verify the amounts then owing under such obligation, to determine whether such obligors have any offsets or counterclaims against Mortgagor, and to inquire about such other matters as Mortgagee may deem necessary or desirable.

     Protection of Rights. Mortgagor will at all times protect and preserve all of Mortgagor's Rights.

     Mortgagee's Right to Collect Directly and Receive Proceeds and Payments After Event of Default. If an Event of Default shall exist under this Ship Mortgage or under the Credit Agreement, Mortgagee shall have the right, at its sole option and election, at any time, to collect directly and receive all proceeds and payments arising under or in any way accruing from Mortgagor's Rights, as such amounts become due and payable. In order to permit the foregoing, Mortgagor unconditionally agrees to deliver to Mortgagee, immediately following demand, any and all of Mortgagor's records, ledger sheets and all other documents in the form requested by Mortgagee, with regard to Mortgagor's Rights and any and all proceeds and payments applicable thereto. Mortgagee shall have the further right, where appropriate and within Mortgagee's sole discretion, to file suit, either in Mortgagee's own name or in the name of Mortgagor, to collect any and all proceeds and payments that may now and/or in the future be due and owing under and/or as a result of such Rights. Where it is necessary for Mortgagee to attempt to collect any such proceeds or payments from the obligors or debtors therefor, Mortgagee may compromise, settle, extend, or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby, or surrender release, or exchange all or any part of said indebtedness, without affecting the liability of Mortgagor under this Ship Mortgage or the Guarantied Obligations. To that end, Mortgagor hereby irrevocably constitutes and appoints Mortgagee as Mortgagor's attorney-in-fact, coupled with an interest and with full power of substitution, to take any and all such actions and any and all other actions permitted hereby, either in the name of Mortgagor or Mortgagee.

EVENTS OF DEFAULT. Each of the following actions and/or inactions shall constitute an Event of Default under this Ship Mortgage.

     Event of Default under the Credit Agreement. The occurrence of an "Event of Default" as defined in the Credit Agreement.

     Default under the Guaranty. Mortgagor's failure to perform its obligations under the Guaranty.

     Default under this Ship Mortgage. Mortgagor's violation or failure to comply fully with any of the terms and conditions of, or default under this Ship Mortgage and/or any of the additional obligations incurred or assumed by Mortgagor hereunder.

     Failure to Pay Additional Advances. Mortgagor's failure to pay any Additional Advance, together with interest thereon, as provided in this Ship Mortgage, upon demand by Mortgagee.

     False Statements. If any representation or warranty of Mortgagor made in this Ship Mortgage or otherwise in connection with any indebtedness secured by this Ship Mortgage proves to be incorrect or misleading in any material respect.

MORTGAGEE'S RIGHTS UPON DEFAULT. Should one or more Events of Default occur or exist under this Ship Mortgage, as provided above, Mortgagee shall have the right, at its sole option, to accelerate payment in full of any and all of the Obligations and to declare the same to be immediately due and payable, without further notice to, or demand of Mortgagor, and without formally placing Mortgagor in default hereof or hereunder. Mortgagee shall then have the right to commence appropriate foreclosure proceedings against the Vessel and against the Rights without further notice to and/or demand of Mortgagor, and without placing Mortgagor in default hereof or hereunder. In addition, Mortgagee shall have the right, at its sole and exclusive option and discretion, to take any one or more of the following actions to the full extent permitted by applicable law:

          (a) Exercise all the rights and remedies in foreclosure and/or as otherwise given to mortgagees generally by laws of the United States of America or other applicable provisions of law, including without limitation the laws of any jurisdiction in which the Vessel and other Collateral may then be found;

          (b) Take and enter into possession of the Vessel at any time wherever the same may be located, without legal process and without being responsible for any loss or damage to Mortgagor or any other third party. Mortgagor and all other persons then in possession of the Vessel, shall forthwith, upon demand by Mortgagee, surrender possession of the Vessel and Mortgagee may, without being responsible for any loss or damage to Mortgagor or any other third party, hold, lay up, lease, charter, operate, or otherwise use the Vessel for such time and under such terms as Mortgagee may deem to be in its best interest and advantage. Mortgagee may further demand, collect, and retain all proceeds, payments, and other Rights and any and all other sums due or to become due with respect to the Vessel or with respect to any insurance thereon, from any person whatsoever, provided that the gross amount of all such proceeds or other amounts and sums referred to above (after deducting any costs or expenses of Mortgagee therefrom), received by Mortgagee, shall, promptly upon receipt, be applied in accordance with the provisions of this Ship Mortgage;

          (c) Take and enter into possession of the Vessel at any time, wherever the same may be located, with or without legal process, and if it seems desirable to Mortgagee and without being responsible for any loss or damage to Mortgagor or any other third party, sell the Vessel, whether in whole or in component parts, at public or private sale, without survey or appraisal, at any place and at any such time as Mortgagee may specify, and in such manner as Mortgagee may deem advisable, free from any claim by Mortgagor in admiralty, in equity, at law, or by statute, after first giving public notice of the time and place of sale with a general description of the mortgaged Vessel.

          (d) Exercise any rights, privileges, and remedies in foreclosure otherwise given to Mortgagee by any other instrument securing the Guarantied Obligations; and

          (e) Any sale of the Vessel and/or its component parts made pursuant to this Ship Mortgage, whether under the power of sale hereby granted or in any judicial proceeding, shall operate to divest Mortgagor of all rights, title and interest of any nature whatsoever, and shall bar Mortgagor and Mortgagor's successors and assigns, and all other persons claiming by, through or under them, from any and all further rights, claims or interest in or to the Vessel and its components. The purchaser of the Vessel shall not be bound to inquire whether notice has been given, or whether any Event of Default has occurred, or as to the propriety of the sale, or as to the application of the proceeds of the sale. In any such sale, Mortgagee may bid for and may purchase the Vessel in the form of compensation against Mortgagor's then outstanding indebtedness. Upon compliance with the terms of sale, Mortgagee may hold, retain, and dispose of the Vessel without further accountability therefor.

     Attorney-In-Fact. Mortgagee is hereby irrevocably appointed Mortgagor's attorney-in-fact, coupled with an interest and with full powers of substitution, to execute and deliver to any purchaser of the Vessel as provided above, and is hereby vested with full power and authority to make, in the name and on behalf of Mortgagee, a good conveyance to the title to the Vessel and/or its component parts sold. In the event that the sale of the Vessel and/or component parts under any power of sale herein contained, Mortgagor will, if and when required by Mortgagee, execute such form of conveyance of the Vessel and its component parts as Mortgagee may direct or approve.

     Appointment of Receiver. If any legal proceeding shall be taken to enforce any rights under the Ship Mortgage, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of Mortgagor's proceeds, payment, and other Rights. Such a receiver shall be entitled to reasonable compensation, which additional compensation shall be secured by this Ship Mortgage in the form of an Additional Advance as provided herein.

     Additional Expenses. In the event that it should become necessary for Mortgagee to conduct a search for the Vessel and/or to store such Vessel, Mortgagor agrees to reimburse Mortgagee for the cost of conducting such a search and/or storing the Vessel, which additional expenses shall also be secured by the lien of this Ship Mortgage in the form of an Additional Advance as provided herein.

     Separate Sale of Mortgagor's Rights Following Default. Mortgagee shall have the additional right, at its sole option, separately to sell Mortgagor's aforesaid Rights or any part or parts thereof, at private or public sale, at such price or prices as Mortgagee may deem best, either for cash or for any other compensation, or on credit, or for future delivery, without the assumption of any credit risk. The sale of Mortgagor's aforesaid Rights may be without appraisement, the benefit of which is also expressly waived by Mortgagor. Mortgagor expressly grants to Mortgagee the full and irrevocable power, coupled with an interest, to sell Mortgagor's aforesaid Rights, or any part or parts thereof, in the manner herein specified without the intervention of any court and without any formalities other than those provided herein. For purposes of selling Mortgagor's aforesaid Rights, Mortgagee is hereby made and constituted the agent of Mortgagor, such agency being coupled with an interest. [Insofar as the validity or perfection of the security interests hereunder or the remedies hereunder with respect to the Rights are governed by the laws of the State of Louisiana, Mortgagor agrees as follows:

          (a) For purposes of executory process, Mortgagor acknowledges the Obligations secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due. Upon the occurrence of an Event of Default and at any time thereafter so long as the same shall be continuing, and in addition to all other rights and remedies granted Mortgagee hereunder, it shall be lawful for and Mortgagor hereby authorizes Mortgagee, without making a demand or putting Mortgagor in default, a putting in default being expressly waived, to cause all and singular the Rights to be seized and sold after due process of law, Mortgagor waiving the benefit of any and all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that the Rights be sold without appraisement, either in its entirety, or in lots or parcels, as Mortgagee may determine, to the highest bidder for cash or on such other terms as Mortgagee and such proceedings may direct. Mortgagee shall be granted all the rights and remedies granted it hereunder as well as all of the rights and remedies granted a secured party under Louisiana law including under the Uniform Commercial Code then in effect in Louisiana.

          (b)  Mortgagor hereby waives:

               (i) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same;

               (ii) the demand and three days notice of demand as provided in Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;

               (iii) the notice of seizure provided by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and

               (iv) the three days delay provided in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure.

          (c) In the event the Rights or any part thereof is seized as an incident to an action for the recognition or enforcement of this Ship Mortgage by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, Mortgagor agrees that the court issuing such order shall, if petitioned for by Mortgagee, direct the applicable sheriff to appoint as a keeper of the Rights, Mortgagee or any agent or representative designated by Mortgagee or any person named by Mortgagee at the time such seizure is effected. This designation is made pursuant to La. R.S. 9:5136 et seq., as the same may be amended, and Mortgagee shall be entitled to all of the rights and benefits accorded thereunder. The keeper shall be entitled to receive reasonable compensation for its services which shall be paid by Mortgagor and, upon Mortgagor's failure to pay, Mortgagee may make Additional Advances on Mortgagor's behalf, the repayment of which shall be secured by this Ship Mortgage. The designation of keeper made herein shall not be deemed to require Mortgagee to provoke the appointment of such a keeper.] [Insert bracketed language in Louisiana Mortgage only.]

     Automatic Transfer of Rights. In the event of foreclosure under this Ship Mortgage or other transfer of title or assignment of the Vessel, or any part or parts thereof, in lieu of payment of the Indebtedness or amounts payable under the Guaranty, whether in whole or in part, all policies of insurance and other Rights applicable to the foreclosed upon or transferred Vessel shall automatically inure to the benefit of and shall pass to the purchasers or transferees thereof, subject to the rights of the purchasers or transferees to reject such insurance coverage or Rights at its or their sole option and election.

     Specific Performance. Mortgagee may, in addition to the foregoing remedies, or in lieu thereof, in Mortgagee's sole discretion, commence an appropriate action against Mortgagor seeking specific performance of any covenant contained herein or in aid of the execution or enforcement of any power herein granted.

     Cumulative Remedies. Mortgagee's remedies as provided herein shall be cumulative in nature, and nothing under this Ship Mortgage shall be construed as to limit or restrict the options and remedies available to Mortgagee following Mortgagor's default, or to in any way limit or restrict the rights and ability of Mortgagee to proceed directly against Mortgagor or against any guarantor, surety or endorser of the Indebtedness or to proceed against other collateral directly or indirectly securing the Indebtedness.

PROTECTION OF MORTGAGEE'S SECURITY RIGHTS. Mortgagor will be fully responsible for any losses that Mortgagee may suffer as a result of anyone other than Mortgagee asserting any rights or interest in or to the Vessel and/or Mortgagor's Rights. Mortgagor agrees to appear in and to defend all actions or proceedings purporting to affect Mortgagee's security interest in the Vessel and/or Rights subject to this Ship Mortgage and any of the rights and powers granted Mortgagee hereunder. In the event that Mortgagor fails to do what is required of Mortgagor under this Ship Mortgage, or if any action or proceeding is commenced naming Mortgagee as a party or affecting Mortgagee's security interests or the rights and powers granted to Mortgagee under this Ship Mortgage, then Mortgagee may, without releasing Mortgagor from any of Mortgagor's obligations under this Ship Mortgage, do whatever Mortgagee believes to be necessary and appropriate within its sole discretion, including making Additional Advances on Mortgagor's behalf as provided herein, to protect the security of this Ship Mortgage.

INDEMNIFICATION BY MORTGAGOR. Mortgagor agrees to indemnify, to defend, and to save Mortgagee, each Lender and the officers, directors, employees, agents and affiliates of Mortgagee and each Lender harmless from any and all claims, suits, obligations, damages, losses, costs, expenses (including without limitation Mortgagee's attorneys' fees), demands, liabilities, penalties, fines, and forfeitures of any nature whatsoever that may be asserted against or incurred by Mortgagee arising out of or in any manner occasioned by this Ship Mortgage and the exercise of the rights and remedies granted Mortgagee hereunder, and Mortgagor's obligations to so indemnify, defend, and hold Mortgagee harmless shall be secured by this Ship Mortgage. The foregoing indemnity provision shall survive the cancellation of this Ship Mortgage as to all matters arising or accruing prior to such cancellation, and the foregoing indemnity provisions shall survive in the event that Mortgagee elects to exercise any of its remedies as provided under this Ship Mortgage following any Event of Default hereunder.

EXECUTION OF ADDITIONAL DOCUMENTS. Mortgagor agrees to execute all additional documents, instruments, UCC Financing Statements, and other agreements that Mortgagee may deem to be necessary and appropriate, within its sole discretion, in form and substance satisfactory to Mortgagee, to keep this Ship Mortgage in effect, to better reflect the true intent of this Ship Mortgage, and to consummate fully all of the transactions contemplated hereby and by any other Related Documents heretofore, now or at any time or times hereafter executed by Mortgagor and delivered to Mortgagee.

APPLICATION OF PAYMENTS. Unless specified otherwise herein or in the Credit Agreement, Mortgagor agrees that all payments and other sums and amounts received by Mortgagee in respect of this Ship Mortgage, shall be applied: first, to reimburse Mortgagee for its costs of collecting the same (including but not limited to, reimbursement of Mortgagee's reasonable attorneys' fees); second, to the repayment of interest on all Additional Advances that Mortgagee may have made on Mortgagor's behalf pursuant to this Ship Mortgage; third, to the payment of principal of all such Additional Advances; and finally, to the payment of principal and interest on the Indebtedness then outstanding or any amount payable under any other Obligations, which may be applied in such order and priority as Mortgagee may determine within its sole discretion.

ADDITIONAL REPRESENTATIONS AND WARRANTIES. Mortgagor further represents, warrants, and covenants that:

     Existence and Good Standing. Mortgagor is and shall at all times hereafter be duly organized and existing in good standing under the laws of the State of ___________, and shall at all times be properly qualified to do business and in good standing in each jurisdiction in which the nature of its business requires such qualification. Mortgagor is a "Citizen of the United States" within the meaning of the Ship Mortgage Laws entitled to own and operate the Vessel under its marine document, which Mortgagor shall maintain in full force and effect. Mortgagor shall do all things necessary to preserve and to keep in full force and effect its existence, rights, and privileges, and shall comply with all regulations, rules, ordinances, statutes (including without limitation the Ship Mortgage Laws), orders, and decrees of any governmental or quasi-governmental authority or court applicable to Mortgagor and Mortgagor's business activities.

     Requisite Authority. The execution, delivery, and performance of this Ship Mortgage and all other agreements, instruments, and documents contemplated hereby or relating to or the granting of the security interests provided hereunder will not breach or constitute a default by Mortgagor under any other agreement or document to which Mortgagor is a party or by which Mortgagor or its property is bound.

     Consents and Approvals. If notice to or the consent of approval of any governmental body or authority or any third party, including without limitation any other creditor of Mortgagor, is now or any time hereafter required in connection with the execution, delivery, and performance by Mortgagor of this Ship Mortgage, then (a) with respect to all currently applicable requirements, such notice has been given and such consent or approval obtained by Mortgagor prior to the execution hereof and written evidence thereof has been concurrently herewith delivered to Mortgagee, and
     (b) with respect to such requirements which shall at any time hereafter be imposed or become applicable, such notice will be given and such consent or approval will be obtained by Mortgagor prior to the time such failure to do so will constitute a violation of law or result in any breach, default, or forfeiture by Mortgagor under any contract or instrument, and written evidence thereof will at such time be delivered to Mortgagee.

     Perfection of Security Interests. Except for the recordation of this Ship Mortgage and the filing of UCC-1 Financing Statements with regard to perfection of the security interest in Mortgagor's Rights, no other filing or recording is necessary or advisable in any jurisdiction or before or with any governmental or private regulatory body in order to establish and perfect Mortgagee's preferred lien and security interest in the Vessel or Mortgagor's Rights with respect to Mortgagor or any of Mortgagor's present or future creditors or any other third party whatsoever. Mortgagee may at any time, and without further authorization from Mortgagor, file a carbon, photographic, facsimile, or other reproduction of a UCC-1 Financing Statement or of this Ship Mortgage for use as a financing statement. Mortgagor will reimburse Mortgagee for all expenses for the

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     perfection, termination, and the continuation of the perfection of
     Mortgagee's preferred lien and security interest in the Collateral.

     Financial Statements. All financial statements and information relating to Mortgagor, which have been or may hereafter be submitted to Mortgagee, are and will continue to be complete, true, and correct.

     No Change in Financial Condition. There has been no material adverse change in the financial condition of Mortgagor since the latest submission of any such financial information to Mortgagee. Mortgagor shall notify Mortgagee in writing immediately upon the occurrence of any such material adverse change.

     Additional Documents. Mortgagor agrees to deliver to Mortgagee such other documents, including without limitation such legal opinions as Mortgagee may reasonably request, to show Mortgagor's compliance with the foregoing and with the other warranties and covenants of Mortgagor contained in this Ship Mortgage and the Related Documents.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Ship Mortgage:

     Amendments. This Ship Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Ship Mortgage. No alteration of or amendment to this Ship Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Applicable Law. This Ship Mortgage shall be governed and construed in accordance with the laws of the United States of America and, to the extent applicable, of the State of ------------------.

     Attorneys' Fees; Expenses. Mortgagor agrees to pay upon demand all of Mortgagee's costs and expenses, including attorneys' fees and legal expenses, incurred in connection with the enforcement of this Ship Mortgage. Mortgagee may pay someone else to help enforce this Ship Mortgage, and Mortgagor shall pay the costs and expenses of such enforcement. Costs and expenses include Mortgagee's attorneys fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Mortgagor also shall pay all court costs and such additional fees as may be directed by the court.

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


     Caption Headings. Captioned headings of the sections of this Ship Mortgage are for convenience purposes only and are not to be used to interpret or to define their provisions.

     Effect of Waivers. Any failure or delay on the part of Mortgagee to exercise any of the rights and remedies granted under this Ship Mortgage or under any other agreement or agreements by and between Mortgagor and Mortgagee, shall not have the effect of waiving any of Mortgagee's rights and remedies. Any partial exercise of any rights and remedies granted to Mortgagee shall furthermore not constitute a waiver of any of Mortgagee's other rights and remedies, it being Mortgagor's intent and agreement that Mortgagee's rights and remedies shall be cumulative in nature. Furthermore, any failure or delay on the part of Mortgagee at any time or times hereafter to require strict performance by Mortgagor of any of the provisions, warranties, terms, and conditions contained herein or in any other agreement, document, or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall not waive, affect, or diminish the rights of Mortgagee thereafter to demand strict compliance and performance therewith and with respect to all other provisions, warranties, terms, and conditions contained herein or therein. None of the warranties, conditions, provisions, and terms contained in this Ship Mortgage or any other agreement, document, or instrument now or hereafter executed by Mortgagor and delivered to Mortgagee, shall be deemed to have been waived by any act or knowledge of Mortgagee, its agents, officers, or employees, but only by an instrument in writing specifying such waiver, signed by a duly authorized officer of Mortgagee, and delivered to Mortgagor. A waiver or forbearance on the part of Mortgagee as to one Event of Default shall not constitute a waiver or forbearance as to any other or subsequent default.

     Multiple Counterparts. This Ship Mortgage may be executed in any number or counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

     Notice. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, or sent by certified or registered United States mail or courier service or by telex or telefacsimile and confirmed by courier and shall be deemed to have been given when delivered in person or by courier service, or five days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Mortgagee shall not be effective until received.

     For the purposes of this Ship Mortgage, the notice address of Mortgagor and Mortgagee are as follows:

          Mortgagor:

               ______________________________
               c/o Players International, Inc.
               3900 Paradise Road, Suite 135
               Las Vegas, Nevada  89109
               Attention:  President and Chief Financial Officer

               With copies to:

               c/o Players International, Inc.
               3900 Paradise Road, Suite 135
               Las Vegas, Nevada  89109
               Attention:  Chief Financial Officer

               c/o Players International, Inc.
               3900 Paradise Road, Suite 135
               Las Vegas, Nevada  89109
               Attention:  General Counsel

          Mortgagee:

               3800 Howard Hughes Parkway
               Suite 400
               Las Vegas, Nevada  89109
               Attention: Steve Byrne

     Any party by proper written notice hereunder to the other party may change the address to which notices shall thereafter be sent.

     Severability. If any provision of this Ship Mortgage is held to be invalid, illegal, or unenforceable by any court or constitute a waiver of the preferred status of any rights or remedies of Mortgagee under this Ship Mortgage, this Ship Mortgage shall be interpreted as if the invalid provision had never been a part of this Ship Mortgage.

     Sole Discretion of Mortgagee. Whenever Mortgagee's consent or approval is required under this Ship Mortgage, the decision as to whether or not to grant or approve shall be in the sole and exclusive discretion of Mortgagee, and Mortgagee's decision shall be final and conclusive.

     Successors and Assigns Bound; Joint and Several Liability. Mortgagor's obligations and agreements under this Ship Mortgage shall be binding upon Mortgagor's successors, administrators, and assigns. In the event that there is more than one Mortgagor under this Ship Mortgage, all of the agreements and obligations made and/or incurred by any Mortgagor under this Ship Mortgage shall be on a "joint and several" basis.

     Ship Mortgage Laws. For purposes of this Ship Mortgage and in order to comply with the Ship Mortgage Laws, Mortgagor does hereby declare as follows: (a) the total amount of the Obligations that is or may become secured by this Ship Mortgage (excluding interest, expenses, Additional Advances and fees) is $______________; (b) the address of Mortgagor and the address of Mortgagee are set forth in the Notice section of this Ship Mortgage; and (c) the interest of Mortgagor in the Vessel is the entire 100% interest, and the interest mortgaged herein covers the entire 100% interest in the Vessel.

IN WITNESS WHEREOF, this Ship Mortgage has been executed and delivered by Mortgagor as of the day, month, and year first above written.


WITNESSES:                        Mortgagor:

                                  SOUTHERN ILLINOIS RIVERBOAT/
                                  CASINO CRUISES, INC.


___________________________       By: ________________________________
                                  Name: ______________________________
___________________________       Title: _____________________________

                                  Notice Address:

                                  3800 Howard Hughes Parkway
                                  Suite 400
                                  Las Vegas, Nevada  89109
                                  Attention:  Steve Byrne

WITNESSES:                        Mortgagor:

                                  PLAYERS LAKE CHARLES, INC.


___________________________       By: _____________________________
                                  Name: ___________________________
___________________________       Title: __________________________

                                       Notice Address:

                                       c/o Players International, Inc.
                                       3900 Paradise Road, Suite 135
                                       Las Vegas, Nevada  89109
                                       Attention:  President and Chief Financial
                                       Officer

                                       With copies to:

                                       c/o Players International, Inc.
                                       3900 Paradise Road, Suite 135
                                       Las Vegas, Nevada  89109
                                       Attention:  Chief Financial Officer

                                       c/o Players International, Inc.
                                       3900 Paradise Road, Suite 135
                                       Las Vegas, Nevada  89109
                                       Attention:  General Counsel

WITNESSES:                        Mortgagor:

                                  SHOWBOAT STAR PARTNERSHIP


___________________________       By: _____________________________
                                  Name: ___________________________
___________________________       Title: __________________________

                                  Notice Address:

                                  c/o Players International, Inc.
                                  3900 Paradise Road, Suite 135
                                  Las Vegas, Nevada  89109
                                  Attention:  President and Chief Financial
                                              Officer

                                  With copies to:

                                  c/o Players International, Inc.
                                  3900 Paradise Road, Suite 135
                                  Las Vegas, Nevada  89109
                                  Attention:  Chief Financial Officer

                                  c/o Players International, Inc.
                                  3900 Paradise Road, Suite 135
                                  Las Vegas, Nevada  89109
                                  Attention:  General Counsel

WITNESSES:                        Mortgagee:

                                  FIRST INTERSTATE BANK OF NEVADA,
                                  N.A.



___________________________       By: _____________________________
                                  Name: ___________________________
___________________________       Title: __________________________

                                  Notice Address:

                                  3800 Howard Hughes Parkway, Suite 400
                                  Las Vegas, Nevada  89109
                                  Attention:  Steve Byrne

                              ACKNOWLEDGMENT


STATE OF

COUNTY OF


         On this _______ day of __________________, 1995, before me personally appeared ______________________________________, to me known, being by me duly sworn, did depose and say that he is the _________________ of ____________________, Mortgagor described in and which executed the foregoing Ship Mortgage; that said Ship Mortgage was signed on behalf of said corporation by authority of the Board of Directors of said corporation, that he signed his name thereto by like authority and acknowledged the foregoing Ship Mortgage as the free act and deed of said corporation.



                                 ____________________________________________
                                                 Notary Public

                                  My Commission Expires: ____________________




                                      S-2

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